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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2004

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

---------------------------- ---------------------- ----------------------------
           Delaware                 0-22055                  11-3223672
---------------------------- ---------------------- ----------------------------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)
---------------------------- ---------------------- ----------------------------


              101 Crawfords Corner Road, Holmdel, New Jersey 07733 (Address of principal executive offices, including Zip Code)

                                 (732) 949-2350
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 (C) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 2, 2004, the board of directors of Amedia Networks, Inc. (the "Company") appointed Frank Galuppo, the Company's Chief Executive Officer, to also serve as President of the Company. The appointment is effective immediately.

     Mr. Galuppo has been a director and Chief Executive Officer of the Company since March 15, 2004. Mr. Galuppo possesses nearly 40 years of experience in the telecommunications industry, serving in a number of senior management positions with Lucent Technologies, Inc. and AT&T. From March 2003 until he began his employment with the Company, Mr. Galuppo had been assisting several companies with business development support in the U.S. Government market where he has extensive sales experience. Mr. Galuppo was employed by Lucent since its formation in September 1996 until March 2003 in a series of management level and operational positions. His most recent role at Lucent was President of Lucent's Optical Networking Group, which he held since September 2002 and had worldwide responsibility for the development and marketing of Lucent's global optical portfolio which had annual sales of over $1 billion.

     The Company and Mr. Galuppo are parties to a three year employment agreement, effective as of March 15, 2004, pursuant to which Mr. Galuppo is paid an annual salary at the rate of $180,000. Mr. Galuppo's salary is scheduled to increase to $210,000 for the second year of employment and to $235,000 for the third year of employment. The agreement further provided that if Mr. Galuppo's employment is terminated other than for cause (as defined in the employment agreement) or if Mr. Galuppo terminates his employment for good reason (as defined in the employment agreement), he will be entitled to receive the equivalent of three months' base salary and benefits, if such termination takes place during the first 12 months of the effective date of the agreement. If such termination takes place after the first year of employment, then Mr. Galuppo will be entitled to receive the equivalent of six months' base salary and benefits. In connection with his employment, the Company issued to Mr. Galuppo an option under its 2000 Equity Incentive Plan to purchase up to 1,315,250 shares of the Company's common stock, par value $0.001, at a per share exercise price of $0.74, which option is scheduled to vest over 12 succeeding quarters, beginning June 30, 2004.

     There are no family relationships between Mr. Galuppo and any of the other executive officers or directors of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.

               None.

     (b)  Pro Forma Financial Information.

               None.

     (c)  Exhibits.

               None.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 8, 2004

                                       /s/ Frank Galuppo

                                       Frank Galuppo
                                       President and Chief Executive Officer